Exhibit 99.1

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KNBT Bancorp, Inc.

- Report of Inspector of Election
- Adjournment

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[LOGO]

KNBT Bancorp, Inc.

First Annual Meeting of Shareholders May 6, 2004

•      Jeffrey P. Feather, Chairman of the Board of Directors, calls the meeting to order

1.     Opening Remarks

2.     Introduction of Directors, Executive Officers and Guests

3.     Instruction on Procedures

4.     Proxies

5.     Opening of the Polls

•      Election of Directors

•      Proposal to adopt the 2004 Stock Option Plan

•      Proposal to adopt the 2004 Recognition and Retention Plan and Trust Agreement

•      Proposal to ratify appointment of Independent Auditors

•      Closing of the Polls

•      Business Overview by President Scott V. Fainor

Forward-Looking Statement

Certain statements contained in this presentation which are not historical facts may be considered “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.

Information regarding these factors is addressed in KNBT Bancorp’s filings with the Securities and Exchange Commission (SEC).  Copies of these filings are available from the SEC at www.sec.gov or from the KNBT Bancorp website at www.knbt.com.

2003 KNBT Accomplishments

•      ompletion of mutual to stock conversion

•      cquisition of First Colonial Group, Inc.

•      ommencement of trading of KNBT common stock on NASDAQ (November 3, 2003)

•      Formation of the Keystone Nazareth Charitable Foundation

•      Opening of 7 new branches, bringing total network to 41 locations

•      Funded employee stock ownership plan (ESOP)

First Quarter 2004 Highlights

•      Net income of $4.1 million or $0.14 per share

•      Tax-equivalent net interest margin of 3.68% and net interest spread of 3.36%

•      Efficiency ratio of 64.3%

•      28.5% increase in net interest income and 62.1% increase in non-interest income on a linked-quarter basis

•      $0.05 Cash dividend declared

First Quarter 2004 Highlights

•     Substantial completion of systems integration and data processing conversion at Keystone Nazareth Bank & Trust Company

•      New signage at all Bank offices unveiled and promotion of KNBT brand

•      Adopted Nominating and Corporate Governance Committee Charter

•      Revised Audit Committee Charter and Code of Ethics

Positioned for Future Growth

•      Build upon Financial Performance Momentum

•      Continue Quality Asset Growth

•      Continue to develop Business Opportunities for profitable revenue growth

•      Focus on Operational Efficiency

•      Continue to implement Marketing & Brand Strategy

•      Continue to develop a focused and innovating employee culture

Positioned for Future Growth

•      Enhance our Service & Sales Culture

•      Dividend Reinvestment Plan expected to commence in second quarter

•      Branch growth through establishment of new offices

•      Investing in the Community

•                  Community enrichment through Keystone Nazareth Charitable Foundation- Awarded $476,250 to 225 organizations in 2004

•                  Community Connection Program encouraging employees to volunteer in KNBT-sponsored and other community events

Our Vision

Keystone Nazareth Bank & Trust (KNBT) will be the financial partner of choice, with a commitment to world class community banking, that will build lasting relationships by delivering unmatched, personal service and value to our customers, employees, community and shareholders.

•      Report of Inspector of Election

•      Adjournment

KNBT Bancorp, Inc.